Risk management and financial instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
The Company is exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. The Company may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.
Interest rate risk
The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. Surplus funds are used to repay revolving credit tranches, or placed in accounts and deposits with reputable financial institutions in order to maximize returns, while providing the Company with flexibility to meet all requirements for working capital and capital investments. The extent to which the Company utilizes interest rate swaps derivatives to manage its interest rate risk is determined by the net debt exposure and its views on future interest rates.
Interest rate swap agreements
As of December 31, 2016, the Company had interest rate swap agreements with Seadrill for an outstanding principal amount of $620.3 million (December 31, 2015: $655.3 million) swapping floating rate for an average fixed rate of 1.22% per annum. The combined total fair value of the interest rate swaps outstanding as of December 31, 2016 amounted to a gross asset of $2.6 million and a net asset of $2.4 million (December 31, 2015: gross asset of $3.1 million and net asset of $2.2 million). This is classified within related party receivables in the Company's balance sheet as of December 31, 2016 and December 31, 2015. These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under "loss on derivative financial instruments".
The total realized and unrealized loss recognized under "loss on derivative financial instruments" in the Consolidated Statement of Operations relating to interest rate swap agreements with Seadrill for the year ended December 31, 2016 was $4.1 million (2015: $10.2 million, 2014: $41.6 million). Included in the $4.1 million net loss for the year ended December 31, 2016 is an out of period loss of $0.4 million recognized in respect of the Company's' own creditworthiness.
As of December 31, 2016, the Company had interest rate swap agreements with external parties for a combined outstanding principal amount of $2,822.9 million, (December 31, 2015: $2,851.9 million) swapping floating rate for an average fixed rate of 2.49% per annum. The combined total fair value of the interest rate swaps outstanding as of December 31, 2016 amounted to a gross liability of $70.2 million and a net liability of $55.2 million, (December 31, 2015: a gross liability of $116.6 million and a net liability of $84.2 million).
Interest rate swaps are reflected net on the Company's balance sheets to the extent netting is as allowed under its International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements. This is classified within other current liabilities in the Company's balance sheet as of December 31, 2016 and December 31, 2015. These agreements do not qualify for hedge accounting, and accordingly any changes in the fair values of the swap agreements are included in the consolidated statement of operations under "loss on derivative financial instruments".
The total realized and unrealized loss recognized under "loss on derivative financial instruments" in the consolidated statement of operations relating to interest rate swap agreements with external parties for 2016 was $13.9 million (2015: $72.7 million, 2014: $83.3 million). Included in the $13.9 million net loss for the year ended December 31, 2016 is an out of period gain of $21.8 million recognized in respect of the Company's own creditworthiness.
The Company’s interest rate swap agreements as of December 31, 2016, were as follows:

Maturity date	Outstanding principal as of December 31, 2016	Receive rate	Pay rate
	(In US$ millions)
July 2, 2018	$401.2	3 month LIBOR	1.10%	(1), (2)
October 29, 2019	100.0	3 month LIBOR	1.36%	(2)
June 19, 2020	60.3	3 month LIBOR	1.11%	(1), (2)
December 21, 2020	58.8	3 month LIBOR	1.93%	(1), (2)
February 21, 2021	2,822.9	3 month LIBOR	2.45% to 2.52%	(1) (3)
Total outstanding principal	$3,443.2

(1) The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.
(2) Related party interest rate swap agreements.
(3) The Company has a LIBOR floor of 1% whereby the Company receives 1% when LIBOR is below 1%.
As of December 31, 2016, $204.2 million of the Company's total debt was exposed to interest rate fluctuations, compared to $391.1 million as of December 31, 2015. An increase or decrease in short-term interest rates of 100 bps would thus increase or decrease, respectively, the Company's interest expense by approximately $2.0 million on an annual basis as of December 31, 2016, as compared to $3.9 million in 2015.
The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is the Company’s policy to enter into ISDA Master Agreements, with the counterparties to derivative financial instrument contracts, which give the Company the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to the Company.
The Company recently reviewed its fair value accounting principles under ASC 820 - Fair Value Measurements relating to the Company's interest rate swap portfolio, and determined it had not appropriately included counterparty credit risk in its fair value measurements relating to the above derivative instruments. ASC 820 requires counterparty credit risk to be included in the determination of the fair value of the Company's interest rate swap portfolio, and any related changes in fair value as a result of changes in counterparty credit risk are recognized in the consolidated statements of operations in the line item "(Loss)/gain on derivative financial instruments". The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed credit default swap rate based on our traded debt, and recovery rate, which assumes the proportion of value recovered, given an event of default.
Foreign currency risk
The Company and all of its subsidiaries use the US Dollar as their functional currency because the majority of their revenues and expenses are denominated in US Dollars. The Company's reporting currency is also US Dollars. The Company does, however, earn revenue and incur expenses in Canadian Dollars due to the operations of the West Aquarius in Canada and as such, there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows. The impact of a 10% appreciation or depreciation in the exchange rate of the Canadian Dollar against the US Dollar would not have a material impact on the Company.
The Company's foreign currency risk arises from:

•	the measurement of monetary assets and liabilities denominated in foreign currencies converted to US Dollars, with the resulting gain or loss recorded as "Foreign exchange gain/(loss)"; and

•	the impact of fluctuations in exchange rates on the reported amounts of the Company's revenues and expenses which are denominated in foreign currencies.
The Company does not use foreign currency forward contracts or other derivative instruments related to foreign currency exchange risk.
Credit risk
The Company has financial assets which expose the Company to credit risk arising from possible default by a counterparty. The Company considers the counterparties to be creditworthy and does not expect any significant loss to result from non-performance by such counterparties. The Company in the normal course of business does not demand collateral from its counterparties.
Concentration of Credit Risk
There is a concentration of credit risk with respect to revenue as the Company has customers that represent more than 10% of total revenues. Refer to Note 4 "Segment Information" for an analysis of the Company's revenue by customer. The market for the Company’s services is the offshore oil and gas industry, and the customers consist primarily of major oil and gas companies, independent oil and gas producers and government-owned oil companies. Ongoing credit evaluations of the Company's customers are performed and generally do not require collateral in the Company's business agreements. Reserves for potential credit losses are maintained when necessary.
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote given the strong credit rating of these banks.
Fair Values
GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).
Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
The carrying value and estimated fair value of the Company’s financial assets and liabilities as of December 31, 2016 and December 31, 2015 are as follows:

	December 31, 2016		December 31, 2015
(In US$ millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Cash and cash equivalents	$767.6	$767.6	$319.0	$319.0
Amended senior secured credit facility	1,925.2	2,865.7	1,174.2	2,894.7
Other external debt facilities	581.8	621.4	697.6	697.6
Long-term debt to related party	153.3	160.3	306.0	306.0

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The loans under the Amended Senior Secured Credit Facilities are freely tradable and their fair value has been set equal to the price at which they were traded on December 31, 2016 and December 31, 2015. This has been categorized at level 1 on the fair value measurement hierarchy.
Loans under other external debt facilities being the $1,450 million Senior Secured Credit Facility, $420 million West Polaris Facility and long term debt with Seadrill are not freely tradable. For the year ended December 31, 2016, the fair value of the current and long term portion of these debt facilities was derived using the Discounted Cash Flow (DCF) model. A cost of debt of 8.34% was used to estimate the present value of the future cash flows. For the year ended December 31, 2015 these debt facilities were estimated to be equal to the carrying value since they bear variable interest rates, which are reset on a regular basis. This is categorized at level 2 on the fair value measurement hierarchy.
Financial instruments that are measured at fair value on a recurring basis:

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2016	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current assets:
Derivative instruments - Interest rate swap contracts (related party)	$2.4	—	2.4	—
Total assets	2.4	—	2.4	—

Current liabilities:
Derivative instruments - Interest rate swap contracts	(55.2)	—	(55.2)	—
Total liabilities	$(55.2)	—	(55.2)	—

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2015	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current assets:
Derivative instruments - Interest rate swap contracts (related party)	$2.2	—	2.2	—
Total assets	2.2	—	2.2	—

Current liabilities:
Derivative instruments - Interest rate swap contracts (related party)	(84.2)	—	(84.2)	—
Total liabilities	$(84.2)	—	(84.2)	—

The fair values of interest rate swap contracts are calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR interest rates, and counterparty non-performance credit risk assumptions as of December 31, 2016. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed Credit Default Swap rate based on the Company's traded debt, plus a curve profile and recovery rate. In the year ended December 31, 2016 the Company reviewed its fair value accounting principles under ASC 820 - Fair Value Measurements and amended its valuation technique for the fair value of its interest rate swaps to correctly include counterparty risk. The error in valuation technique did not result in a material misstatement in the Company's prior financial statements. Counterparty non-performance credit risk assumptions was not included in the fair value of interest rate swaps as of December 31, 2015.
Retained risk
a) Physical Damage Insurance
Seadrill has purchased hull and machinery insurance to cover for physical damage to its drilling units and those of the Company and charges the Company for the associated cost for its respective drilling units. The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s fleet. The deductible is currently a maximum of $5 million per occurrence.
b) Loss of Hire Insurance
Seadrill purchases insurance to cover for loss of revenue for their operational rigs in the event of extensive downtime caused by physical damage to its drilling units and those of the Company, where such damage is covered under Seadrill’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity is approximately 75% of the contracted dayrate. The Company retains the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under the insurance policy. If the repair period for any physical damage exceeds the number of days permitted under the Company’s loss of hire policy, it will be responsible for the costs in such period. The Company does not purchase loss of hire insurance on the T-15 and T-16.
c) Protection and Indemnity Insurance
Seadrill purchases protection and indemnity insurance and excess liability insurance for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $250 million per event and in the aggregate for the T-15 and T-16, up to $400 million per event and in the aggregate for the West Aquarius and West Polaris, up to $750 million per event and in the aggregate for the West Auriga and West Vela.
Effective June 1, 2015, the protection and indemnity insurance for the West Sirius was reduced to $500 million. Effective May 16, 2016, the limit for the West Capricorn was reduced to $500.0 million. Effective May 23, 2016, the limit for the West Capella was reduced to $300.0 million. Effective August 17, 2016, the limit for the West Vencedor was reduced to $200.0 million. Effective December 16, 2016, the limit for the West Leo was reduced to $300.0 million. The reductions were due to no drilling activities.
The Company retains the risk for the deductible of up to $0.5 million per occurrence relating to protection and indemnity insurance.
d) Windstorm Insurance
The Company has elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico (West Sirius, West Capricorn, West Vela and West Auriga) with a Combined Single Limit of $100 million in the annual aggregate, which includes loss of hire. The Company has renewed its policy to insure this windstorm risk for a further period starting May 1, 2017 through April 30, 2018.